                                                                    EXHIBIT 10.3

                               SECOND AMENDMENT
                                      TO
                AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


     This Second Amendment to Amended and Restated Revolving Credit Agreement is effective as of June 30, 1997 by and among HALTER MARINE GROUP, INC., a Delaware corporation ("Borrower") and the undersigned Banks, including Whitney National Bank in its capacity as a Bank and as Agent for the Banks under the Revolving Credit Agreement (which is hereinafter described).

     WHEREAS, the parties hereto entered into an Amended and Restated Revolving Credit Agreement, effective December 31, 1996, as amended by an Amended and Restated Consent of Banks and First Amendment to Amended and Restated Revolving Credit Agreement, dated May 15, 1997 but effective as of April 4, 1997 (the "Revolving Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement to modify the minimum Consolidated Tangible Net Worth financial covenant.

     NOW THEREFORE, for good and adequate consideration the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. As used herein, capitalized terms not defined herein shall have the meanings attributed to them in the Revolving Credit Agreement.

     2. The parties hereto do hereby amend and restate Section 8.1(m)(v) of the Revolving Credit Agreement to read as follows:

          (v) Minimum Consolidated Tangible Net Worth. Borrower will not permit Consolidated Tangible Net Worth at the end of any fiscal quarter to be less than $65,000,000.00 plus 50% of Consolidated Net Income (without giving any effect to any losses), excluding any Consolidated Net Income due to non-cash accounting adjustments, for each fiscal quarter ending after June 30, 1997 plus 50% of the net cash proceeds received by the Borrower from any sale of stock of the Borrower or any Subsidiary (other than the Initial Offering) through any public offering within the meaning of the Securities Act of 1933.

     3. In connection with the foregoing and only in connection with the foregoing, the Revolving Credit Agreement is hereby amended, but in all other respects all of the terms, conditions and provisions of the Revolving Credit Agreement remain unaffected.

     4. This Second Amendment to Amended and Restated Revolving Credit Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed.

HALTER MARINE GROUP, INC.


BY:    _________________________             THE FIRST NATIONAL BANK OF CHICAGO
ITS:   _________________________
13085 Seaway Road
Gulfport, MS 39503                           BY:    _________________________
Telecopy number: (601) 897-4888              ITS:   _________________________
                                             One First National Plaza
                                             Suite 0324
WHITNEY NATIONAL BANK                        10th Floor
                                             Chicago, IL 60670
                                             Telecopy number: (312) 732-3055
BY:    _________________________
ITS:   _________________________
228 St. Charles Avenue                       THE BANK OF NOVA SCOTIA
New Orleans, LA 70130
Telecopy number: (504) 552-4622
                                             BY:    _________________________
                                             ITS:   _________________________
FIRST NATIONAL BANK OF COMMERCE              600 Peachtree Street NE
                                             Suite 2700
                                             Atlanta, GA 30308
BY:    _________________________             Telecopy number: (404) 888-8998
ITS:   _________________________
Energy Services Dept., 2nd Fl.
210 Baronne Street                           BANK ONE, LOUISIANA, N.A.
New Orleans, LA 70112
Telecopy number: (504) 561-1316
                                             BY:    _________________________
                                             ITS:   _________________________
HIBERNIA NATIONAL BANK                       201 St. Charles Avenue
                                             Suite 1410
                                             New Orleans, LA 70170
BY:    _________________________             Telecopy number:
ITS:   _________________________
313 Carondelet Street
New Orleans, LA 70130                        THE BANK OF TOKYO -MITSUBISHI, LTD.
Telecopy number: (504) 533-5434

                                             BY:    _________________________
                                             ITS:   _________________________
                                             2001 Ross Avenue, LB118
                                             3150 Trammel Crow Center
                                             Dallas, TX 75201
                                             Telecopy number: (214) 954-1007

                                       2
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THE SUMITOMO BANK LIMITED


BY:    _________________________
ITS:   _________________________


BY:    _________________________
ITS:   _________________________
909 Fannin, Suite 3750
Houston, TX 77010
Telecopy number: (713) 759-1419

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